Exhibit 99.2

Investor Presentation PROPRIETARY & CONFIDENTIAL September 2026

Notice to Recipient Strictly Confidential Disclaimer This presentation (this “Presentation”) has been prepared solely for the purpose of furnishing information on a confidential basis to interested parties to assist them in making their own evaluation with respect to a potential private placement of securities of ACP Holdings Acquisition Corp. (“ACP”) in connection with the contemplated business combination (the “Transaction”) between ACP and May Mobility, Inc. (the “Company” or “May Mobility”) and is being delivered to you on behalf of ACP and the Company by Cantor Fitzgerald & Co. (“Cantor”), as financial advisor and lead placement agent in connection with the Transaction. This information is strictly confidential and proprietary, and its disclosure to an unauthorized recipient could cause significant harm to the Company. By accepting this Presentation, you and your affiliates agree to maintain this information in the strictest confidence and to protect and safeguard this Presentation against any unauthorized publication or disclosure. Without the express prior written consent of the Company, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Company and the Transaction or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information, except to the extent required by law. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. You also acknowledge and agree that this Presentation may contain material non - public information concerning the Company. By accepting this Presentation and the information contained herein, you and your institution expressly agree to use this Presentation and the information contained herein in accordance with your compliance policies, contractual obligations and applicable laws, including United States federal and state securities laws and comply with the confidentiality obligations and other requirements set forth herein. This Presentation supersedes and replaces all previous oral and written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction . Any securities to be offered by the Company in connection with the Transaction to which this Presentation relates have not been registered under the Securities Act of 1933 , as amended (the “Securities Act”) or applicable state or foreign securities laws . Any offer of securities, if made, may be made only through definitive offering documents, including, but not limited to a subscription agreement . The information contained herein is qualified in its entirety by reference to the definitive offering documents . This Presentation relates to securities that the Company intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws . These exemptions apply to offers and sales of securities that do not involve a public offering . The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of the potential offering or determined that this Presentation is accurate or complete . Any representation to the contrary is a criminal offense . No Representations and Warranties This Presentation is for informational purposes only . The recipient agrees and acknowledges that this Presentation is for informational purposes and is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by May Mobility, Cantor or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this Presentation or in any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever (including any direct, indirect or consequential loss or loss of profit) is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The recipient also acknowledges and agrees that the information contained in this Presentation is subject to change, and any such changes may be material . May Mobility and Cantor disclaim any duty to update the information contained in this Presentation . Forward - Looking Statements This Presentation contains forward - looking statements . All statements other than statements of historical facts contained in this Presentation, including statements regarding May Mobility’s future results of operations and financial condition, business strategy, AV technology, systems, research and development costs, regulatory approvals, potential market opportunity, anticipated trends in May Mobility’s business, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward - looking statements . These statements involve known and unknown risks, uncertainties, and other important factors that are in some cases beyond May Mobility’s control and may cause May Mobility’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward - looking statements . The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “future,” “opportunity” or “would,” or the negative of these terms or other similar expressions, are intended to identify forward - looking statements . These forward - looking statements are subject to a number of risks, uncertainties, and assumptions . Moreover, May Mobility operates in a competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for May Mobility’s management to predict all risks, nor can May Mobility assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements it may make . In light of these risks, uncertainties, and assumptions, the forward - looking events and circumstances discussed in this Presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although May Mobility believes that the expectations reflected in the forward - looking statements are reasonable, it cannot guarantee that the future results, advancements, discoveries, levels of activity, performance, or events and circumstances reflected in the forward - looking statements will be achieved or occur . In addition, statements that “May Mobility believes” and similar statements reflect its belief and opinion on the relevant subject . These statements are based upon information available to May Mobility as of the date of this Presentation, and while it believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information . MAY MOBILITY PROPRIETARY & CONFIDENTIAL 2

Notice to Recipient Strictly Confidential These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. May Mobility qualifies all of the forward - looking statements in this Presentation by these cautionary statements. These forward - looking statements speak only as of the date of this Presentation. Except as required by applicable law, May Mobility does not plan to publicly update or revise any forward - looking statements contained in this Presentation, whether as a result of any new information, future events, or otherwise. Use of Projections This Presentation contains projected financial information with respect to May Mobility . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . Further, illustrative presentations are not necessarily based on management's projections, estimates, expectations, or targets but are presented for illustrative purposes only . May Mobility's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See "Forward - Looking Statements" above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved . Further, the metrics referenced in this Presentation regarding select aspects of May Mobility's operations were selected by May Mobility on a subjective basis . Such metrics are provided solely for illustrative purposes to demonstrate elements of May Mobility's business, are incomplete, and are not necessarily indicative of May Mobility's historical or future performance or overall operations . The historical trends shown in these metrics may not continue or otherwise be indicative of May Mobility's future results of operations . Industry, Market Data and Partnerships In this Presentation, May Mobility relies on and refers to certain information and statistics regarding the markets and industries in which May Mobility competes . Such information and statistics are based on management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings . While May Mobility believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information . May Mobility has not independently verified the accuracy or completeness of the information provided by the third - party sources . This Presentation contains descriptions of certain key business partnerships with May Mobility . These descriptions are based on the May Mobility management team’s discussion with such counterparties, certain written agreements, including non - binding agreements, and the latest available information and estimates as of the date of this Presentation . These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and May Mobility’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but May Mobility and its affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision . None of Cantor or any of its affiliates is acting as a financial advisor, placement agent, arranger or in any other advisory capacity to you with respect to the Transaction or owes such recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to this Presentation or the Transaction (and Cantor, on behalf of itself and its affiliates, expressly disclaims any such advisory, fiduciary or similar relationship) . You (and your representatives, if any) are invited, prior to the entry into any definitive documentation with respect to the Transaction, to ask questions of, and receive answers from, the Company concerning the Transaction and to obtain additional information regarding the Transaction, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein . If you decide not to participate in the Transaction, or if the Company requests at any time, you will promptly return to the Company all materials furnished to you in connection with the Transaction, including this Presentation, without retaining any copies thereof (except copies retained for bona fide legal or compliance purposes) . MAY MOBILITY PROPRIETARY & CONFIDENTIAL 3

Notice to Recipient Strictly Confidential If the Transaction is pursued, May Mobility and ACP intend to file a registration statement (which will include a proxy statement/prospectus of ACP) and other relevant documents with the Securities and Exchange Commission (the “SEC”), to be used at the meeting of shareholders to approve the Transaction and as the prospectus related to the offer of the securities to be issued by the combined company in connection with the Transaction and, after the registration statement is declared effective, ACP will mail a definitive proxy statement/prospectus relating to the Transaction to its shareholders. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about May Mobility, ACP and the Transaction. Such registration statement may modify and supersede in its entirety any information in this Presentation, which is preliminary.Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about May Mobility, ACP and the Transaction at the SEC’s website located at www.sec.gov . There can be no assurance that the Transaction will be completed, or completed on the terms described in this Presentation. Participants in the Solicitation ACP, May Mobility and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ACP’s shareholders in connection with the Transaction . Information about ACP’s directors and executive officers and their ownership of ACP’s securities is set forth in ACP’s filings with the SEC, and information about May Mobility’s directors and executive officers will be set forth in the registration statement . To the extent that holdings of ACP’s securities by ACP’s directors and executive officers have changed since the amounts printed in the prospectus for ACP’s initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the registration statement, including the preliminary and definitive proxy statement/prospectus regarding the Transaction, when it becomes available . These documents can be obtained free of charge from the sources indicated above . Financial Information ; Non - GAAP Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, registration statement or prospectus to be filed by ACP or May Mobility with the SEC. Certain of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). May Mobility and ACP believe these non - GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to May Mobility’s financial condition and results of operations, and provide an additional tool for investors to use in evaluating projected operating results and trends and in comparing May Mobility’s financial measures with those of other similar companies, although other companies may calculate similarly titled measures differently. You should not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in May Mobility’s financial statements, and they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. You should review May Mobility’s audited financial statements, which will be included in the definitive proxy statement/prospectus relating to the Transaction. MAY MOBILITY PROPRIETARY & CONFIDENTIAL 4

PROPRIETARY & CONFIDENTIAL Today’s Presenters Edwin Olson CEO & FOUNDER PhD, EECS · Professor, C.S. / AI at the University of Michigan · 20+ years AV / robotics experience Tom Fennimore CHIEF FINANCIAL OFFICER 20+ years financial leadership across public markets, investment banking, and AV operations Sid Venkatesan CHIEF STRATEGY OFFICER & GENERAL COUNSEL 20+ years legal and operational leadership across public - company governance and AV deployment Andrew Mallozzi CHAIRMAN & CEO 20+ years of direct investing experience across public and private opportunities / Founder & Managing Partner of Atlas Credit Partners

PROPRIETARY & CONFIDENTIAL Atlas Credit Partners A proven track record of partnering with businesses to provide capital solutions & operational support, resulting in > $50B in value creation ACP is a Houston, TX based investment manager and sponsor, founded by Andrew Mallozzi in 2019 ● $1.25B+ deployed across alternative private capital solutions through active investing and direct origination ● Over $50B of market value created ; ACP seeks to invest at the intersection of growth & value, a key driver of capital appreciation and firm track record ● Specialists in structured growth & transitional situations with an operational lens and return of capital focus ● ACP Holdings Acquisition Corp. (ACGC) completed its $200M+ IPO in April 2026 to leverage ACP’s robust late - stage private company pipeline, with May Mobility identified as a top opportunity post - IPO May thesis echoes previous ACP success stories Technology Validation Commercialization & Strategic Integration Strategic partnerships validate differentiated technology; Toyota and ECARX provide AV at competitive cost; customer acquisition leveraged through Uber, Lyft, Grab and CaoCao Robust Market / TAM $1T+ Opportunity Drivers take ~70% of every fare, a >$1T 1 pool that autonomy providers aim to capture Proven Management AV Operators & Capital Allocators Management team has significant AV leadership (incl. MIT, Ford, UMich); team brings depth of experience from Toyota, Google, Cruise & Embark Scale / Unit Economics Capital - Light & Cost Reductions Fleet partners own and operate the AVs, creating operating leverage as the fleet scales; decreasing BOM to further incentivize adoption Note: All stats as of December 31, 2025, unless otherwise noted. 1. Bank of America – “The Road Ahead: The Future of Autonomous Vehicles (September 2025). 6

Market Overview

May is targeting the first commercially scaling AV market


$40
$30
$20
$10
$0
Market Size ($B)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Number of Robotaxis (Millions)(1)
2024
2025
2026
2027
2028
2030
2035
U.S. Robotaxi Market
Global Robotaxi Market
Robotaxi Fleet

700,000+ fully autonomous rides are now completed per week globally, with the U.S. alone accounting for 450,000+ weekly commercial rides

The global robotaxi market is projected to reach **~$415B by 2035** with the U.S. alone accounting for ~$48B

The U.S. commercial AV fleet is forecasted to grow from ~4,000 vehicles today to ~35,000 by 2030, capturing **~8% of the rideshare market** - up from less than 1% today

Leading operators are targeting **15-20+ cities globally by end of 2026** with the global fleet expected to surge from ~7,000 vehicles last year to ~1 million by 2030 and **~6 million by 2035**

Sources: Goldman Sachs Research (Oct 2024, Apr 2025), McKinsey Center for Future Mobility (Jan 2026), BCG AV Market Model (January 2026).

1. Values for 2025-2030 estimated from base-case curves; Representative of United States, Europe, and China only.

PROPRIETARY & CONFIDENTIAL
7

May Mobility: A Snapshot

Differentiated Approach to Autonomous Driving

Multi-Policy[1] Reasoning


MAY

- Proven autonomous ride-hail leader 550K+ commercial rides across the U.S. and Japan[2]
- Proprietary AI technology - Patented multi-policy reasoning, enabling a leaner, more generalizable autonomy stack
- Asset-light at scale - Transitioning to an autonomy software licensing model where fleet ownership shifts to operating partners

1. Multi-Policy Reasoning also known as Multi-Policy Decision Making.
2. As of May 2026.

Attacking a Massive TAM

Long-Term U.S. TAM

>$1T

BofA: AV ride-hail is a trillion dollar opportunity[3]

U.S. RIDE-HAIL BOOKINGS SERVED TODAY

0.5%

Waymo's est. ~$350M in annualized revenue represents less than 0.5% of annual bookings[4]

3 Bank of America – "The Road Ahead: The Future of Autonomous Vehicles (September 2025).
4 Bloomberg - "Waymo Raises $16 Billion From Alphabet and Others to Expand" (February 2026).

Validated by the Benchmark Leading Customers & Partners

Customers

Uber	Multi-city, multi-year partnership; Arlington, TX deployment targeting Q4 2026/Q1 2027
lyft	Multi-city, multi-year partnership; commercial deployment launched Atlanta, late 2025
Grab	Extends May's ride-hail distribution into Southeast Asia
NTT	Supports May's commercial deployment in Japan
caocao	Multi-city, multi-year partnership in Europe

Platform Partners

TOYOTA	Primary OEM partner for autonomy-ready platforms and fleet financing
ecarx	Supply chain and engineering partner targeting significant vehicle cost reduction

MAY PROPRIETARY & CONFIDENTIAL

May Mobility is one of a limited few to have achieved multiple Driver-Out Deployments, at a fraction of the cost of Waymo

May's ability to generalize across new ODDs enables **fast, cost-effective driver out deployments**

Ability to achieve **driver-out in 12 to 18 months** for each new deployment

AV capabilities **supplemented by Remote-assist Agents**, which support safety remotely

Targeting 4th driver-out deployment by late 2026/early 2027



May Accelerating Momentum Across Driver-Out Launches
(vs. Deployed Capital)
Third driver-out deployment
Second driver-out deployment
First driver-out deployment
Driver-out demo
$11.3B+
Incl. public rounds only2
~3,200 Employees
~$0.3B
280 Employees
~$0.2B
~$0.05B
Waymo1
2009
2015
2020
2025

Note: All stats as of November 30, 2025, unless otherwise noted.

1. Headcount based on disclosures across Waymo's website as of January 27th, 2026.
2. Represents total raised between 2020 and October 2024 (month during which Waymo achieved its third driver-out deployment). Represents publicly announced external funding rounds. Funding amount shown does not consider internal funding from Alphabet prior to 2020 or any unannounced sources of capital.
https://waymo.com/blog/2024/10/investing-to-bring-the-waymo-driver-to-more-riders/
https://waymo.com/blog/2020/03/waymo-raises-first-external-investment-round
https://waymo.com/blog/2021/06/transforming-mobility-with-confidence-of-world-class-investors

PROPRIETARY & CONFIDENTIAL

PROPRIETARY & CONFIDENTIAL Market Opportunity The May Solution Predictions are carefully assessed in real - time by Multi - Policy Reasoning – May’s proprietary reasoning model Possible Futures Multi - Policy Reasoning (Reinforcement Learning) AI World Model Prediction 1 Reward Function Good Policy Learning AI World Model Prediction 2 Good AI World Model Prediction 3 Accident Simulates outcomes Thousands of times Traceability/Audit Traceability/Audit Best Policy 10

PROPRIETARY & CONFIDENTIAL Market Opportunity Why is Autonomous Hard to Solve Today? The Challenge of Autonomy Edge cases are infinite Pedestrians, weather, construction, atypical behavior Safety requires the unseen Vehicles must handle scenarios absent from training data Brittle ML stacks Perception → prediction → planning breaks at the long tail Punishing unit economics Fleet capex, supervisory ops cost, city - by - city regulatory friction Conventional AV Models May AI World Model + Reasoning Heavy and compute - intensive MODEL SIZE Lean and performance optimized Billions of miles TRAINING DATASET Thousands of miles, trained on 3D physical sensor data Performance limited by experience NOVEL SITUATION PERFORMANCE Deployable to new geographies without having to retrain Learning occurs in data centers MAY’S TECHNOLOGY ADVANTAGE Reasoning happens at the edge 11

May Mobility: Competitive Differentiators in the U.S.

	LAUNCHED DRIVER-OUT	COMMERCIAL RIDES	ACTIVE REVENUE-GENERATING SITES	FLEET SIZE
Waymo U.S. SITES, INTL. TESTING	✓	5M+	11	~3800
May Mobility U.S. + JAPAN	✓	**550K+**	**3**	**~100**
Zoox LAS VEGAS, SF PRIVATE	✓	0	1	<100
Tesla (Robotaxi) AUS, DAL, HOU, MIA, ORL, TAMPA	✓	N/A	6	~60
Motional LAS VEGAS	✗	~130K	1	~100
Avride DALLAS	✗	N/A	1	~200
Nuro TESTING	✗	0	0	~100
Wayve TESTING	✗	0	0	N/A
Waabi TESTING	✗	0	0	N/A

Sources: Company websites & social feeds, press releases and third-party websites: Motional, Nuro, Tesla, Zoox, Zoox, AVride, Waymo. Wayve, Waabi, Pony AI, WeRide.
Note: All stats as of May 28, 2026, unless otherwise noted.
Waymo co-CEO Dolgov, Cheeky Pint podcast (Mar 24 2026).

MAY PROPRIETARY & CONFIDENTIAL 12

PROPRIETARY & CONFIDENTIAL May Mobility: Commercialization Timeline PHASE 1 PHASE 2 PHASE 3 R&D Prototypes Driver - in / Data Collection 1 - 10 Units High Unit Cost Serialized Upfit Driver - Out Certified 10s - 100s Units / Moderate Unit Cost Mass Production Driver - Out Certified 1k - 100k Units / Low Unit Cost WE ARE HERE Early Development (2017 - 2019) Proof of Concept (2020 - 2021) Commercialization & Scale (2022 - 2025) May Mobility Founding Toyota Partnership 1st Site Launch: Detroit Via Partnership 1st Japan Intl. Site Launch Lexus AV Service Launch: Arlington, TX 1st Toyota Sienna Deployment 1st Driver - Out Launch: Sun City, AZ 3rd Driver - Out Launch: Peachtree Corners, GA NTT Partnership 2nd Driver - Out Launch: Ann Arbor, MI 13 Lyft Launch Atlanta, GA

May Mobility: The Basics

Toyota Sienna Autono-MaaS Platform:
No custom sensors & no custom silicon


Remote monitoring (Cellular/5G)
Primary LIDAR
Camera (x3)
Radar (x2)
On-Vehicle Traffic Light Detection (OVTL) Camera
Back/side-facing Radar (x2)
Autonomous Vehicle
MAY
Secondary LIDAR
Back-facing camera
Secondary LIDAR
Side-facing camera
Forward LIDAR
Forward camera
Forward-facing Radar behind bumper

Next Generation of May: Expected To Be Unveiled 2H 2026

- Sensors & compute costs decline rapidly at scale
- OEM integration eliminates costly post-production upfitting
- Volume agreements unlock supply chain pricing
- Asset-light at scale via third-party fleet operators



MAY PROPRIETARY & CONFIDENTIAL

(1) As of December 31, 2025.

14

PROPRIETARY & CONFIDENTIAL May is positioned to grow nationally Despite differing requirements, regulatory landscape across most U.S. states is constructive for AV deployment. 1 Proposed legislation for AV operations or testing Full AV deployment without operator AV testing No pending regulation Active Deployments 2 15 (1) As of May 20, 2026. (2) May had active deployments in Peachtree Corners, Eden Prairie, Grand Rapids, and Atlanta as of May 29, 2026.

May Mobility: A Partnership Approach

TOYOTA

Vehicle Manufacturing

Autonomy-ready platforms at scale

OEM
Strategic OEM partnership provides autonomy-ready vehicle platforms at scale, with integrated financing solutions to support an asset-light fleet model ecarx

ADK Engineering & Uplift

Sensor install, calibration, validation

INTEGRATOR
Third-party integrator manages sensor installation, calibration, and validation using off-the-shelf components, enabling a flexible and cost-efficient hardware stack

MAY

Autonomy Provider

Asset-light, partner-enabled

PATENTS
~2,500 Issued, pending and licensed patent claims[1]

NTT transdev

Fleet Ownership & Operations

Capital, depots, day-to-day fleet ops

OPERATOR
Established fleet operators own and manage vehicle depots and day-to-day operations, allowing May to transition to a capital-light, software-centric revenue model caocao Uber lyft Grab

Commercial Channels

Ride-hail demand & dispatch, market access

DEMAND CHANNEL
Partnerships with leading ride-hail networks provide immediate access to existing rider demand, dispatch infrastructure, and market reach across the U.S. and Southeast Asia

MAY PROPRIETARY & CONFIDENTIAL

(1) As of December 31, 2025.

16

Commercial Ride-Hail Partnerships

Uber


MAY
Available on Uber

Targeting launch Q4 2026/Q1 2027 in Arlington, TX

- Arlington: May's largest AV service zone upon expected launch
- Additional cities & vehicles planned
- Uber provides an estimated 38 million trips[1] per day globally



"At Uber, we're building the future of transportation, working with the world's leading autonomous vehicle developers like May Mobility to help commercialize and deploy this technology quickly at scale around the world."

Dara Khosrowshahi
CEO
UBER

lyft


lyft MAY

Launched in September 2025 in Atlanta, GA

- Riders love the service with a 4.85[2] Lyft rating to date
- ~23,700[3] pick-up/drop-off points across Atlanta
- Additional cities expected to follow Atlanta


lyft MAY

"We're bringing the future of transportation with May Mobility to Atlanta… with the same safety and community focus that defines Lyft, and the proven technology from May Mobility."

Jeremy Bird
EVP
LYFT

(1) Data as reported by Uber for its quarter ended September 30, 2025.
(2) 4.85 aggregate score through January 23, 2026 on a 5 star scale.
(3) ~23,700 pick-up/drop-off points across Atlanta as of January 30, 2026.

MAY PROPRIETARY & CONFIDENTIAL
17

Strategic Partnerships

Grab

A multi-year strategic and commercial partnership to launch AV services.

- Operational readiness underway
- Companies to collaborate on mapping technology
- Southeast Asia pilot launch under evaluation



"We see our partnership with May Mobility as a powerful synergy of hyperlocal expertise and global capabilities. We are excited to learn from them and work with them to adapt their technology to Southeast Asia's needs."

Dominic Ong
General Manager of Autonomous
GRAB

NTT

Led May Mobility's Series D and E financings and is the exclusive fleet owner, operator and provider of May's proprietary AV tech in Japan.

- Completed three pilot sites in Nagoya, Tokyo, and Saito
- Launching new Nagoya pilot in September 2026
- Long-term collaboration to encompass multiple market segments and vehicle platforms





MAY PROPRIETARY & CONFIDENTIAL 18

May Mobility is the only AV provider partnered with 4 of the leading global ride-hailing companies, as well as a Japanese partnership with NTT

		Uber	Grab	lyft	caocao	NTT
	Regional Rank	#1 North America	#1 Southeast Asia	#2 North America	#2 China	N/A
	Est. Annual Trips	15B	3B	1B	0.8B	N/A
	Internal AV Tech	✗	✗	✗	✗	✗
Selected AV Competitors	**May Mobility**	✓ Arlington, TX	✓ $ SE Asia	✓ Atlanta	✓ Europe	✓ Japan
	Waymo	✓ Austin, Atlanta	✗	✓ Nashville	✗	✗
	Motional	✓ Las Vegas	✗	✗	✗	✗
	Avride	✓ $ Dallas	✗	✗	✗	✗
	Nuro Exclusive to Uber for the Lucid Robotaxi Platform	✓ $ S.F. Bay Area	✗	✗	✗	✗
	Wayve	✓ $ London / Tokyo	✗	✗	✗	✗
	Zoox	✓	✗	✗	✗	✗

✓ announced partnership $ ride-hailing co. invested in the AV co.   ✗ no announced partnership   Cities/Regions named where deployments are active or announced

1. Motional-Lyft Las Vegas robotaxi partnership was paused in 2024; Motional now deploys via Uber.
Note: Global and regional rank of Ride-Hailing Companies is based upon # of annual trips per publicly available information.
Note: Waymo's fleet size and monthly trip rate suggests 1 robo-taxi can perform ~8,500 trips annually, or 120,000 Avs can perform ~1B trips annually.

MAY PROPRIETARY & CONFIDENTIAL 19

May Mobility: A Differentiated, Asset-Light Business Model


~$28/hr[1]
(Net of Lyft commissions)
Driver Earnings
Fixed Fee Based on Vehicle Availability
2025 Gross Margins: 25%+
May keeps 100% of revenue but also incurs 100% of fleet operating costs
MAY
Targeted "Fleet Operator Asset Light Model"[2]
(Based on Hrs. Deployed or Per Trip)
SaaS-like Gross Margins from lower fleet costs
Fleet Operators
TARGETED
May splits revenue with fleet operating partners, who incur 100% of fleet operating and ownership costs
MAY

Median U.S Driver Earnings (excluding tips)[1]

May's Ride-Hail Revenue Model Today

May's B2G and Japan Business Today and Ride-Hail Target with Fleet Operating Partners

Note: Illustrative and based on management estimates from public disclosures, and thus is subject to change and may not be representative of our business.
1. Based on $28 of median U.S Lyft driver earnings, and excludes tips and bonuses for every hour of engaged time (Lyft Q1 2024 Earnings Call).
2. We are in the process of transitioning to an asset-light, software licensing model and have yet to generate material revenue from fleet operator revenue share model.

MAY PROPRIETARY & CONFIDENTIAL 20

Illustrative "Asset Light" Transition & Unit Economics

	Initial U.S Ride-Hailing Site Launch	Asset Light Transition (Target 12 to 18 Months After Launch)
Safety Driver Cost	May Mobility	N/A (Safety Driver-out)
Vehicle Cost (Financing, Depreciation, Insurance, Maintenance)	May Mobility	Fleet Operating Partner
Site Operating Cost (Staff, Fuel / Charging, Depot Operations, Other)	May Mobility	Fleet Operating Partner
Remote & Other COGs (Remote vehicle supervisors, software maintenance & storage, field engineers)	May Mobility	May Mobility
Target Fleet Size @ Each Site	**10 to 50**	**Several Hundred** Depending Upon Size
Illustrative May Mobility Annual Revenue & Gross Margin per Vehicle[1]	**~$130K to 150K Revenue / Vehicle** @ Negative Margin with Safety Driver	**$50k to 72K Revenue / Vehicle** @ $35K to $50K Margin / Vehicle

1. At Initial US Ride-hailing Site Launch, revenue per vehicle assumes $24/hour fixed fee per vehicle with the vehicle operating 330-350 days per year and 16-18 hours per day; safety driver out assumes revenue split with fleet operating partner and/or license fee per vehicle based upon current agreements in place & target margins of ~70% per vehicle.

MAY PROPRIETARY & CONFIDENTIAL 21

PROPRIETARY & CONFIDENTIAL Initiatives Underway to Reduce BOM Costs >50% Targeted BOM Reduction ● Compute & Sensors — Significant cost - downs expected as next - gen chip alternatives emerge and the lidar/radar/camera markets mature ● Hardware & Integration — Components targeted for meaningful reductions through design innovation and supply scale ● Labor & Vehicle Platform — Integration labor and base vehicle costs expected to compress materially via process standardization and deeper partnerships ADK ADK Base Vehicle Base Vehicle Today Next 12 Months 2028 Target Note: Illustrative figures for discussion purposes only. 22 $0 $100 $200 BOM Reduction ($ in thousands) $300

PROPRIETARY & CONFIDENTIAL Illustrative Fleet Size Targets & Revenue Profile 23 Note: Illustrative unit economics and revenues presented are estimates only, reflecting management's current expectations and based on numerous assumptions. The illustrative unit economics and revenues presented may not be realized, and actual results could differ materially from the illustrative estimates presented. Longer - Term Driver - Out Margin Targets 40K 30K 20K 10K $2,000M $1,500M $1,000M $500M $50K $2,440M $1,830M $1,220M $610M $61K $2,880M $2,160M $1,440M $720M $72K Illustrative Annual Revenue Per Vehicle Illustrative Fleet Size Illustrative Total Fleet Size Targets 300 - 400 ~100 2026YE 2027YE Thousands 2028YE Tens of Thousands 2030YE Illustrative May Mobility Revenue ($M) Gross Margin: ~70% EBIT Margin: ~30%

PROPRIETARY & CONFIDENTIAL Capital Efficient Business Model 24 (1) Break - even fleet size to offset illustrative Non - GAAP OPEX assuming a 70% gross margin. Illustrative Annual Revenue Per Vehicle based upon current agreements in place. (2) Non - GAAP Opex excludes D&A, Stock - based compensation expense, impairment and other one - time expenses; free cash flow is cash flow from operations less capex and fleet principal payments. Comparison based on management estimates based on headcounts of Waymo and Tesla. Illustrative “Break - even” Fleet Size 1 Capital Efficient Business Model • May Mobility has raised $445M of capital since its inception in 2017 • Cash spend low relative to other AV players 2 o 2025 Non - GAAP OPEX: $81M o 2025 Free Cash Flow: ($93M) • Expected higher investments in OPEX & Free Cash Flow to support new site launches, fleet growth and other growth initiatives Expected Use of Proceeds $72K $61K $50K 2,976 3,513 4,286 $150M 3,968 4,684 5,714 $200M 4,960 5,855 7,142 $250M Illustrative Non - GAAP OPEX ($M) Illustrative Annual Revenue Per Vehicle • Strengthen balance sheet and liquidity profile • Additional R&D and industrialization investments to extend driver - out domain • Supply chain investments to reduce costs • New site launches • General corporate purposes

PROPRIETARY & CONFIDENTIAL Transaction: Market Valuation Dynamics Pure Play Robotaxi Trucking / Freight Enterprise Value 1 ($ in millions) $126,000 Source: Company filings and FactSet as of 8/6/2026. 1. Waymo, Wayve, and Nuro enterprise values based on post - money of last funding round, Feb 2026, Feb 2026, and Aug 2025, respectively; Waabi and Avride excluded due to undisclosed valuation. 2. May Mobility implied enterprise valuation shown. 25 $8,600 $6,000 [$1,482] $12,272 $797 $823

Transaction Overview 26 MAY MOBILITY PROPRIETARY & CONFIDENTIAL Sources & Uses (1) Transaction Highlights Business Combination Structure • De - SPAC via a merger of May Mobility into ACP • Targeting an expected close in Q1 2027 Valuation • The business combination implies a pro forma combined EV of $1,482 • Existing May Mobility shareholders would roll over 100% of their equity Capital structure • The business combination is to be funded by a combination of ACP cash held in trust and PIPE financing Pro Forma Valuation Pro Forma Ownership (2) ($ in millions) (1) Assumes no ACP shareholder has exercised redemption rights to receive cash from the trust account; this amount will be reduced by the amount of cash used to satisfy any redemptions. (2) Excludes impact of warrants, including public warrants, private warrants and warrants granted to PIPE investors. Public warrants are redeemable by the company once shares trade at or above $18.00 for 20 trading days within a 30 - trading day period. (3) PIPE Investors will hold 12.0% Series A Cumulative Convertible Preferred Stock; Assumes $120.0M PIPE commitment (post 15% OID) at the time of BCA signing converted at $12.00/share, and 2.9M incentive shares transferred from sponsor and/or newly issued by the Company.

Summary Risk Factors MAY MOBILITY PROPRIETARY & CONFIDENTIAL 27 All references to "we," "us" or "our" refer to the Company prior to the consummation of a potential transaction with a special purpose acquisition company. The risks described below are a non - exhaustive list of the key risks related to Company and the factors that could cause actual results to differ from the intentions and assumptions described in this presentation. This list has been prepared solely for potential investors in this private placement transaction and not for any other purpose. You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished with the SEC in respect of a potential transaction. The risks presented in such filings would include risks associated with the post - transaction operation of Company and the risks associated with the potential transaction, and these risks may differ significantly from, and will be more extensive than, those risks presented below. The Company may be subject to the following factors, many of which are outside of Company's control: Risks Related to our Business and Industry ∙ AV technology is an emerging and rapidly evolving technology and involves significant risks and uncertainties. ∙ We have a limited operating history with our current business in an evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we are not successful. ∙ We have a history of net losses, and we may not be able to achieve or maintain profitability in the future. ∙ Our history of net losses and negative cash flows raise substantial doubt about our ability to continue as a going concern. ∙ We will require a significant amount of additional capital to fund our operations and growth. If we cannot obtain sufficient capital on acceptable terms, our business, financial condition, and results of operations may be adversely affected. ∙ Since the markets for AV technology are still at relatively early stages of growth, if such markets do not continue to grow, grow more slowly than expected, fail to grow as large as expected, or if our AV technology fails to gain acceptance or traction from passengers and other stakeholders, our business, financial condition, and results of operations could be adversely affected. ∙ We face risks associated with AV technology and may not be able to develop solutions on schedule, or at all, and we may experience significant delays in the design, commercialization, and launch of new solutions. We may fail to develop partnerships with other companies to offer AV technologies in a timely manner. ∙ Our plan is to transition to an AaaS fleet operator - driven business model while we continue to grow and develop our technology. If we are unable to manage our transition and growth strategy effectively, including by developing our technology and infrastructure, maintaining and expanding on our partnerships and obtaining new partners and customers, our business, financial condition, and results of operations may be adversely affected. ∙ The success of our AaaS model will depend on its effective deployment and operation by third parties, such as ride - hail and commercial fleet operators. ∙ Any failure to commercialize at scale would have an adverse effect on our business, financial condition, results of operations, harm our reputation, and could result in substantial liabilities that exceed our resources. ∙ We operate in a highly competitive market, and many of our competitors have greater resources than we do. ∙ If we fail to effectively price our bids for competitive procurements, our business, financial condition, and results of operations could be adversely affected. ∙ Our business plans rely in large part upon certain assumptions and analyses. If these assumptions or analyses prove to be incorrect, our actual results of operations may be materially different from our projections, and our estimates of certain financial metrics may prove inaccurate. ∙ Our expansion into new geographical areas, jurisdictions, and applications involves inherent risks, which may adversely affect our business, financial condition, and results of operations. ∙ The operation of AVs equipped with our AV technology is different from non - autonomous vehicles and may be unfamiliar to customers and other drivers. ∙ We may not effectively identify, pursue and consummate strategic alliances, collaborations, investments, or acquisitions. Even if we do, such transactions could divert management’s attention, result in our incurring significant costs or operating difficulties, dilute our stockholders, disrupt our operations, and adversely affect our business, financial condition, and results of operations. ∙ If we are no longer able to benefit from our agreements with key strategic partners, such as Toyota, NTT, or other related parties, our business may be adversely affected. ∙ Any flaws or misuse of AV technologies, whether actual or perceived, intended or inadvertent, committed by us or by other third parties, could have an adverse effect on our reputation, prospects, business, financial condition, and results of operations. ∙ We invest significantly in R&D, and to the extent our R&D efforts are unsuccessful, our competitive position could be negatively impacted, and our business, financial condition, and results of operations may be adversely affected. ∙ We source key materials and components from third - party suppliers, including in the production of our ADKs, which involves certain risks that may result in increased costs, pricing fluctuations, delayed deliveries of our products or services, and other quality or compliance issues. If one or more of these third - party suppliers becomes inoperable, capacity - constrained or if operations are disrupted, our business, financial condition, and results of operations could be adversely affected. ∙ Failure to address the service requirements and expectations of our partners, customers, or passengers could harm our reputation and may adversely affect our business, financial condition, and results of operations. ∙ Leveraging contract manufacturers to install our AV hardware and provide other services is subject to risks.

Summary Risk Factors MAY MOBILITY PROPRIETARY & CONFIDENTIAL 28 Risks Related to our Business and Industry ∙ We use third - party providers of cloud infrastructure to operate our business. Any disruption in the operations of these third - party providers, limitations on capacity, or interference with our use could adversely affect our business, financial condition, and results of operations. ∙ It is possible that the unit economics of our products and services do not develop as expected, in particular as we transition to an AaaS fleet operator - driven business model, which could adversely affect our business, financial condition, and results of operations. ∙ We are required to comply with laws and regulations across jurisdictions, including obtaining and maintaining permits and licenses to operate certain aspects of our business operations. ∙ Our business may suffer from claims relating to, among other things, actual or alleged defects in our AV technology, or if our AV technology actually or allegedly fail to perform as expected. Any publicity related to these claims could harm our reputation and decrease demand for our AV technology or increase regulatory scrutiny of our AV technology. ∙ Our business depends on retaining and attracting high - quality personnel, particularly in our senior management team and technical engineering team, and continued attrition, future attrition, or unsuccessful succession planning could adversely affect our business. ∙ Growth of our business will partially depend on the recognition of our brand. Our brand and reputation could be harmed by negative publicity or safety, data security, and others concerns regarding our AV technology. Failure to maintain, protect, and enhance our brand could limit our ability to expand or retain our partner and/or customer base, which could adversely affect our business, financial condition, and results of operations. ∙ If we are unable to manage the risks presented by our international operations, our business, financial condition, and results of operations may be adversely impacted. ∙ If our business development plans are not effective, our business development may be negatively affected. ∙ Recent and further changes in the tariff and trade policies of the United States or of other countries could increase manufacturing costs, decrease demand for our AV technology, disrupt supply chains, or otherwise adversely affect our business, financial condition, and results of operations. ∙ Certain of our deployments, including those in the B2G sector, are funded in whole or in part by government grants and may be negatively impacted if those grants were to cease. ∙ We may not have sufficient insurance coverage for our operations. ∙ We face risks related to natural disasters, extreme weather conditions, health epidemics, and other catastrophic incidents which could significantly disrupt our operations. ∙ General business and economic conditions, and risks related to the larger automotive ecosystem, including consumer demand, could adversely affect the market for vehicles, which could reduce our revenue. ∙ If we fail to grow at the rate we currently expect, we may not be able to achieve and maintain profitability, which would adversely affect our business, financial condition, and results of operations. ∙ Because a portion of our business depends on contracting with government entities and other heavily regulated organizations, we face a number of challenges and risks unique to such business. ∙ Our workforce and operations have grown substantially since inception, and we expect that they will continue to do so using different labor models. If we are unable to effectively manage that growth, our reputation and brand, business, financial condition, and results of operations will be adversely affected. ∙ Our company culture has contributed to our success and if we cannot maintain this culture as we grow, our business, financial condition, and results of operations could be harmed. ∙ Changes in tax laws may adversely affect our business, financial condition, and results of operations. ∙ Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited. ∙ We are exposed to fluctuations in currency exchange rates and interest rates. ∙ Because a portion of our revenue is recognized over the term of the contract, downturns or upturns in our business may not be reflected in our results of operations until future periods. ∙ We have incurred indebtedness, and we may not generate sufficient cash flow from operations to meet our debt service requirements, which could adversely affect our business, financial condition, and results of operations. Risks Related to Regulation and Legal Compliance ∙ Our business is subject to substantial regulations and may be adversely affected by changes in automotive safety regulations or concerns that increase regulation of the automobile safety market. ∙ We are subject to a variety of laws and regulations that affect our operations and that could adversely affect our business, financial condition, and results of operations. ∙ We may be subject to claims, lawsuits, government and regulatory investigations, and other proceedings that may adversely affect our business, financial condition, and results of operations. ∙ Certain members of our management have previously held senior positions at other public companies and have been, are currently, or may become, involved in litigation, investigations or other proceedings related to those companies or otherwise. This may adversely affect our reputation, business, financial condition, and results of operations. ∙ We have regular interactions with governmental officials in the ordinary course of business and are subject to anti - corruption laws and other anti - bribery and anti - kickback laws and regulations. ∙ We are subject to economic sanctions and governmental export and import control laws and regulations. Our failure to comply with these laws and regulations may adversely affect our business, financial condition, and results of operations.

Summary Risk Factors MAY MOBILITY PROPRIETARY & CONFIDENTIAL 29 Risks Related to our Intellectual Property, Data, and Cybersecurity ∙ Our business operations could be adversely affected if we fail to adequately obtain, maintain, enforce, or protect our intellectual property rights. ∙ We may be sued by third parties for infringement, misappropriation, or other violation of their proprietary technology or other intellectual property, which could be time - consuming and costly and result in significant legal liability or require us to cease using certain technology or other intellectual property, which could harm our business, financial condition, and results of operations. ∙ We use certain software governed by open - source licenses, and failure to comply with such licenses could restrict our ability to offer our products and services, which could adversely affect our business, financial condition, and results of operations. ∙ We and our third - party providers are exposed to cybersecurity risks and incidents which may result in damage to our brand and reputation, material financial penalties, and legal liability, which could in turn adversely affect our business, financial condition, and results of operations. ∙ Unauthorized control or manipulation of systems in AV may cause them to operate improperly or not at all, or compromise their safety and cybersecurity, which may result in loss of confidence in us and our AV technology and adversely affect our business, financial condition, and results of operations. ∙ Our software is highly technical, and any undetected errors could adversely affect our business, financial condition, and results of operations. ∙ Our business depends upon the interoperability of our software across devices and operating systems that we do not control. ∙ Complying with evolving laws and regulations across multiple jurisdictions regarding cybersecurity, information security, privacy and data protection, and other related laws and requirements may be expensive and force us to make adverse changes to our business . Many of these laws and regulations are subject to changes and uncertain interpretations, including in ways that may result in conflicting requirements among various jurisdictions . Any failure or perceived failure to comply with these laws and regulations could result in negative publicity, legal and regulatory proceedings, suspension or disruption of operations, fines, increased cost of operations, remediation costs, indemnification expenditures, or otherwise harm our business . ∙ Our products and solutions rely on the stable performance of both internal and external servers, networks, IT infrastructure and data processing systems, and any error, bug, vulnerability, systems defect or failure, disruption or unauthorized access, such as cyber - attacks, to such servers, networks, assets, or systems due to internal or external factors could diminish demand for our products and services, harm our business, financial condition, and results of operations and subject us to liability ∙ We are incorporating AI technologies into some of our products and processes . These technologies may present business, compliance, and reputational risks . ∙ The regulatory framework for AI and ML technology is rapidly evolving, and we cannot predict how future laws, regulations, or standards will impact our business . Risks Relating to this Offering and Ownership of our Common Stock ∙ An active trading market for our common stock may never develop or be sustained. ∙ The market price of our common stock may be volatile or may decline steeply or suddenly regardless of our operating performance, and we may not be able to meet investor or analyst expectations. You may not be able to resell your shares at or above the price per share in the private placement and may lose all or part of your investment. ∙ If securities or industry analysts either do not publish research about us or publish inaccurate or unfavorable research about us, our business, or our market, or if such analysts change their recommendations regarding our common stock adversely, the trading price or trading volume of our common stock could decline. ∙ Future sales of shares by our existing stockholders could cause our stock price to decline. ∙ We have broad discretion in how we use the net proceeds from this offering, and we may not use them effectively. ∙ We qualify as an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies ∙ We have not paid and do not intend to pay cash dividends for the foreseeable future. ∙ The issuance by us of additional shares of any class of common stock or convertible securities may dilute your ownership and could adversely affect our stock price. ∙ Delaware law and certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws that will be in effect at the completion of this offering could make a merger, tender offer, or proxy contest difficult, thereby adversely affecting the market price of our common stock. ∙ Our amended and restated certificate of incorporation and amended and restated bylaws will contain exclusive forum provisions for certain claims, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or any of our directors, officers, other employees, or stockholders. ∙ As a result of becoming a public company, we will be required to develop and maintain proper and effective internal controls over financial reporting, and any failure to maintain the adequacy of these internal controls may adversely affect investor confidence in our company and, as a result, the value of our common stock. ∙ Operating as a public company will require us to incur significant costs and requires substantial management attention. In addition, key members of our management team have limited or no experience managing a public company.

PROPRIETARY & CONFIDENTIAL Non - GAAP OpEx Reconciliation 30

PROPRIETARY & CONFIDENTIAL Free Cash Flow Reconciliation 31